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Exhibit 99.1

        HOUSEHOLD

$1,319,387,000 Asset Backed Notes (Approximate)
Household Mortgage Loan Trust 2003-HC2

Household Mortgage Funding Corporation III (Depositor)
Household Finance Corporation (Master Servicer)

CO-LEAD MANAGERS

DEUTSCHE BANK SECURITIES INC.	MORGAN STANLEY
CO-MANAGERS
BANC ONE CAPITAL MARKETS, INC.	HSBC

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD MORTGAGE LOAN TRUST
Mortgage Loan Asset-Backed Notes, Series 2003-HC2

Disclaimer

        The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.

        These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither the Underwriters, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These Computational Materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

        Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

        Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions, and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and structure of any security described in the Computational Materials are subject to change prior to issuance.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell, or the solicitation of any offer to buy, nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD MORTGAGE LOAN TRUST
Mortgage Loan Asset-Backed Notes, Series 2003-HC2

        The information contained in these Computational Materials will be superseded by the description of the mortgage loans and the other information contained in the final prospectus supplement and the prospectus relating to the securities discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting any of the Underwriters' Trading Desks.

        Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Forward-Looking Statements

        Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

$1,319,387,000 (approximate) Asset Backed Notes Series 2003-HC2
To Maturity

Class	Approx. Size	Type(1)	BMark	Est. WAL	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody's/Fitch)
A-1(1)	$826,193,000	FL-PT	1 mo L	2.35	1-95	09/20/2011	6/20/2033	AAA/Aaa/AAA
A-2(2)	$199,997,000	FL-PT	1 mo L	2.43	1-97	11/20/2011	6/20/2033	AAA/Aaa/AAA
M(3)(4)	$293,197,000	FL-PT	1 mo L	2.36	1-97	11/20/2011	6/20/2033	AA/Aa2/AA

To 15% Optional Termination ("Call")

Class	Approx. Size	Type(1)	BMark	Est. WAL	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody's/Fitch)
A-1(1)	$826,193,000	FL-PT	1 mo L	2.16	1-61	11/20/2008	6/20/2033	AAA/Aaa/AAA
A-2(2)	$199,997,000	FL-PT	1 mo L	2.25	1-63	01/20/2009	6/20/2033	AAA/Aaa/AAA
M(3)(4)	$293,197,000	FL-PT	1 mo L	2.18	1-63	01/20/2009	6/20/2033	AA/Aa2/AA

Pricing Speed

FIXED	For each mortgage loan group, the related class of Class A Notes and the related Class M Component will be priced assuming 115% of the Prepayment Assumption. 100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.45% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.
ARM
For each mortgage loan group, the related class of Class A Notes and the related Class M Component will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.13% each month to 30% CPR in month 24 and remain at 30% CPR thereafter.

(1)
Subject to the Group 1 Available Funds Cap.
(2)
Subject to the Group 2 Available Funds Cap.
(3)
Class M will consist of two components, the M-1 Component and M-2 Component. The M-1 Component will be primarily supported by the Group 1 Mortgage Loans. The M-2 Component will be primarily supported by the Group 2 Mortgage Loans.
(4)
M-1 Component subject to the Group 1 Available Funds Cap. M-2 Component subject to the Group 2 Available Funds Cap.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Transaction:	Closed-End Mortgage Loan Asset-Backed Notes, Series 2003-HC2.
Mortgage Loan Groups:	As of the Statistical Cut-Off Date, the collateral pool consists of two loan groups:
Group 1 consists of $1,180,276,162 mortgage loans secured by first and second lien, level pay and balloon mortgages that conform to Freddie Mac guidelines (the "Group 1 Mortgage Loans").
Group 2 consists of $285,709,990 mortgage loans secured by first lien, level pay and balloon mortgages (the "Group 2 Mortgage Loans").
For collateral statistics please see the "Collateral Summary" herein.
Notes:	$826,193,000 Class A-1 Floating Rate Notes (subject to a variance of +/-5%)
$199,997,000 Class A-2 Floating Rate Notes (subject to a variance of +/-5%)
$293,197,000 Class M Floating Rate Notes (subject to a variance of +/-5%)

The Class M Floating Rate Notes will consist of two components. The M-1 Component will have an initial outstanding component principal balance of $236,055,000 and will be primarily supported by payments on the Group 1 Mortgage Loans, and the M-2 Component will have an initial outstanding component principal balance of $57,142,000 and will be primarily supported by payments on the Group 2 Mortgage Loans. At its option, any Class M Noteholder may direct the Indenture Trustee to exchange its interest in the Class M Note for two separate Class M Notes, each of which will represent that Noteholder's interest in one of the Class M Components and will be entitled to receive any payments allocated to that Class M Component.
Issuer:	Household Mortgage Loan Trust 2003-HC2.
Depositor:	Household Mortgage Funding Corporation III.
Sellers:	Wholly-owned subsidiaries of Household Finance Corporation ("HFC").
Master Servicer:	Household Finance Corporation.
Co-Lead Managers:	Deutsche Bank Securities Inc. and Morgan Stanley.
Co-Managers:	Banc One Capital Markets, Inc. and HSBC Securities (USA) Inc. HSBC Securities (USA) Inc. is an affiliate of the issuer and Household Mortgage Funding Corporation III.
Owner Trustee:	US Bank Trust National Association.
Indenture Trustee:	JPMorgan Chase Bank.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Class A-1 Note Insurer:	MBIA Insurance Corporation
Class A-1 Note Insurance Policy:	The Class A-1 Note Insurer will guarantee timely interest and ultimate principal for the benefit of the Class A-1 Noteholders. On any Payment Date, the Class A-1 Note Insurer will also guarantee the payment of principal, if any, necessary to reduce the principal balance of the Class A-1 Notes to equal the principal balance of the Group 1 Mortgage Loans, after giving effect to all other payments of principal on such Payment Date (such parity principal payment, together with the payment of timely interest and ultimate principal to the Class A-1 Notes, the "Class A-1 Insured Payment Amounts").
Note Ratings:	The Notes are expected to receive the following ratings from Moody's Investors Service, Inc., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Fitch, Inc.
Class	Moody's	S&P	Fitch
A-1 A-2 M	Aaa Aaa Aa2	AAA AAA AA	AAA AAA AA
Expected Pricing Date:	Week of September 29, 2003.
Expected Closing Date:	On or about October 15, 2003.
Cut-Off Date:	Close of business on August 31, 2003.
Statistical Cut-Off Date:	Close of business on August 31, 2003.
Payment Date:	The 20th day of each month, or if such day is not a business day, the next succeeding business day, commencing on November 20, 2003).
Delay Days:	0 days.
Day Count:	Actual/360.
Accrued Interest:	The price to be paid by investors for the Notes will not include accrued interest (settling flat).
Accrual Period:
As to any Payment Date and any class of Class A Notes and any Class M Component, interest accrues from the last Payment Date (or, in the case of the first Payment Date, the Closing Date) through the day preceding the current Payment Date.
Collection Period:
As to any Payment Date, the calendar month immediately preceding the calendar month in which the Payment Date occurs, except that with respect to the initial Payment Date, the Collection Period is the period from the Cut-Off Date through

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

October 31, 2003.
Clearing:	DTC, Clearstream and Euroclear.
ERISA Eligibility:	The Notes are expected to be ERISA eligible.
SMMEA Eligibility:	The Class A-2 Notes are expected to constitute "mortgage related securities" for purposes of SMMEA.
Tax Status:	Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes.
Optional Termination/ Maturity:	On any Payment Date following the Payment Date on which the aggregate principal balance of the class of Class A Notes and the Class M Component related to any mortgage loan group is less than 15% of the aggregate principal balance of such Class A Notes and Class M Component on the Closing Date, the Master Servicer will have the option to purchase the remaining mortgage loans and other assets (including any REO property) in the related mortgage loan group (the "Mortgage Loan Group Property") from the trust; provided, that the then-current Overcollateralization Amount for the other mortgage loan group is equal to the Targeted Overcollateralization Amount for such mortgage loan group. To the extent that the Master Servicer does not exercise its optional termination right within three months of the Payment Date on which the purchase option could first be exercised, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining Mortgage Loan Group Property. In addition, if the principal and interest due on the class of Class A Notes and the Class M Component related to any mortgage loan group is not paid by the Payment Date occurring in October 2013, the Indenture Trustee will begin an auction process immediately for the sale of the remaining Mortgage Loan Group Property in such mortgage loan group.
If the first auction of the remaining Mortgage Loan Group Property for any mortgage loan group is not successful because the highest bid received is too low, then the indenture trustee will conduct such an auction every third month thereafter, unless and until an acceptable bid is received.
On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted for any mortgage loan group in connection with the 15% optional termination outlined above after the failure of the Master Servicer to exercise its optional purchase right is not successful and (ii) the October 2013 Payment Date, all payments with respect to the Mortgage Loan Group Property in such mortgage loan group that would normally be distributed to the ownership interest in the trust will be used to further reduce the outstanding principal amount of the related class of Class A Notes and the Class M Component according to the related Class A Specified Percentage and Class M Component Specified Percentage. Generally, at the time the Mortgage Loan Group Property is sold the outstanding principal balance of the class of Class A Notes and the Class M Component related to such

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

mortgage loan group will be paid in full with accrued interest and any related Class A and Class M Supplemental Interest Amounts. However, in certain limited circumstances (with the consent of 66 2/3% of the holders of the outstanding principal balance of each class of Class A Notes and the Class M Component related to such mortgage loan group), the remaining Mortgage Loan Group Property in the such mortgage loan group after the Payment Date in October 2013 may be sold for less than the full outstanding principal balance of, and accrued interest and supplemental interest on, such Class A Notes and such Class M Component.
Credit Enhancement:	For the Class A-1 Notes, consists of the following:
	•	Excess Interest from the Group 1 Mortgage Loans;
	•	Overcollateralization which represents the ownership interest in the trust: initially equal to 10.00%, building to 13.75% of the principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date,
	•	Subordination of the related Class M Component; and
	•	Class A-1 Note Insurance Policy, solely for the benefit of the Class A-1 Noteholders.
For the Class A-2 Notes, consists of the following:
	•	Excess Interest from the Group 2 Mortgage Loans;
	•	Overcollateralization which represents the ownership interest in the trust: initially equal to 10.00%, building to 13.75% of the original principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date; and Subordination of the related Class M Component.
For the Class M-1 Component, consists of the following:
	•	Excess Interest from the Group 1 Mortgage Loans; and
	•	Overcollateralization which represents the ownership interest in the trust initially equal to 10.00%, building to 13.75% of the principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date.
For the Class M-2 Component, consists of the following:
	•	Excess Interest from the Group 2 Mortgage Loans; and
	•	Overcollateralization which represents the ownership interest in the trust initially equal to 10.00%, building to 13.75% of the principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date.
For each class of Notes, consists of the following:
	•	Reserve Account. The Notes will have the benefit of a reserve account, consisting of two reserve account sub-accounts, each of which relates to a specific mortgage loan group. On each Payment Date, any remaining Available Payment Amount related to a mortgage loan group after payment of the Extra Principal Payment Amount for that mortgage loan group and Payment Date, will be paid into the reserve account sub-account related to the other mortgage loan group until the aggregate of funds on deposit in the two reserve account sub-

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

accounts equals the Specified Reserve Target.
Aggregate funds on deposit in the reserve account on a Payment Date will be used to fund amounts payable pursuant to clause (x) under the heading "Priority of Payments" below. Withdrawals from the aggregate funds on deposit in the reserve account to fund such amounts payable to the Class A Notes and Class M Component related to a mortgage loan group will be made first from the reserve account sub-account related to that mortgage loan group until the balance of such reserve account sub-account is reduced to zero, and second from the reserve account sub-account related to the other mortgage loan group until the balance of such sub-account is reduced to zero.
Funds on deposit in the reserve account will only be used to make payments of shortfalls due to losses on the mortgage loans. Under no circumstances will funds on deposit in the reserve account be used to build the Overcollateralization Amount of any mortgage loan group.
Substitution Ability:	The Master Servicer will have the right to substitute up to two percent (2%) of the outstanding principal balance of the mortgage loans in each mortgage loan group as of the Cut-Off Date, subject to meeting required eligibility criteria.
Servicing Fee:	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Collection Period.
Delinquency Advances:	The Master Servicer will not advance unpaid interest or unpaid principal to the trust.
Compensating Interest:	The Master Servicer will not be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment.
Servicing Advances:	The Master Servicer will pay all out of pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed home prior to the liquidation of that mortgage loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the costs of managing and liquidating property acquired in relation to the mortgage loans, as long as it deems the costs to be recoverable.
Overcollateralization Amount:	The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the mortgage loans in any mortgage loan group over the aggregate principal balance of the related class of Class A Notes and the related Class M Component, and, if the Overcollateralization Amount is being calculated for a Payment Date, after taking into account the payment of principal to such Class A Notes and Class M Component on such payment date. On the Closing Date, the Group 1 Overcollateralization Amount will be equal to approximately 10.00% of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date. On the Closing Date, the Group 2 Overcollateralization Amount will be equal to approximately 10.00% of the aggregate principal balance of the Group 2 Mortgage

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Loans as of the Cut-Off Date. If on any Payment Date, the Interim Overcollateralization Amount with respect to a mortgage loan group is less than the Targeted Overcollateralization Amount for such mortgage loan group, Monthly Excess Cashflow from such mortgage loan group will be used to make principal payments on the related Class A Notes and the Class M Component to build overcollateralization until the Targeted Overcollateralization Amount for such mortgage loan group is reached.
Targeted Overcollateralization Amount:	For Group 1 Prior to the Stepdown Date, will be equal to 13.75% of the principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date.
On or after the Stepdown Date, will be equal to 27.50% the principal balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period, subject to a floor equal to 1.00% of the principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date.
For Group 2 Prior to the Stepdown Date, will be equal to 13.75% the principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date.
On or after the Stepdown Date, will be equal to 27.50% of the principal balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period, subject to a floor equal to 1.00% of the principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date.
Provided, however, for either mortgage loan group, that if a Trigger Event is in effect on and after the Stepdown Date for such mortgage loan group, the Targeted Overcollateralization Amount for such mortgage loan group will not be reduced from the Targeted Overcollateralization Amount in effect as of the preceding Payment Date.
Cumulative Loss Percentage:	As to any Collection Period on or after the Stepdown Date, is the fraction (expressed as a percentage) obtained by dividing (a) the Cumulative Realized Losses related to the mortgage loans in any mortgage loan group by (b) the aggregate principal balances of the mortgage loans in such mortgage loan group as of the Cut-Off Date.
60 Day+Delinquency Percentage:	As to any Collection Period and any mortgage loan group, (a) the aggregate of the principal balances of all mortgage loans in such mortgage loan group that are two or more payments contractually delinquent, including those mortgage loans in bankruptcy, in foreclosure and REO as of the end of such Collection Period over (b) the aggregate principal balance of the mortgage loans in such mortgage loan group as of the end of such Collection Period.
Trigger Event:	A Trigger Event as to any Payment Date and any mortgage loan group, will have occurred if either (a) the average of the 60 Day + Delinquency Percentage for such

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ('Morgan Stanley') considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

mortgage loan group for each of the three immediately preceding Collection Periods equals or exceeds 15%, or (b) the Cumulative Loss Percentage for such mortgage loan group exceeds the percentages listed for any Collection Period listed in the schedule below:
Collection Period
37-48	11.75%
49-60	15.75%
61-72	18.75%
73 and thereafter	19.75%
The occurrence and continuance of a Trigger Event in one mortgage loan group will not create a Trigger Event in the other mortgage loan group.
Interim Overcollateralization Deficiency:
As to any Payment Date and any mortgage loan group, the excess, if any, of (x) the Targeted Overcollateralization Amount for such mortgage loan group over (y) the Interim Overcollateralization Amount for such mortgage loan group.
Interim Overcollateralization Amount:
As to any Payment Date and any mortgage loan group, the excess, if any, of the aggregate principal balance of the mortgage loans in such mortgage loan group as of the last day of the related Collection Period over (i) the aggregate principal balance of the class of Class A Notes and Class M Component related to such mortgage loan group on such Payment Date (before taking into account any payments of principal to such related Notes and Component on that Payment Date) less (ii) the sum of (a) the principal collections received on such mortgage loans during such Collection Period, (b) the Additional Principal Reduction Amount to be paid with respect to such Payment Date and such mortgage loan group and (c) the Principal Carry Forward Amount to be paid with respect to such Payment Date and the Class A Notes and Class M Component related to such mortgage loan group.
Overcollateralization Release Amount:
As to any Payment Date and any mortgage loan group, the amount (not in excess of principal collections for the related Collection Period and such mortgage loan group) equal to the excess, if any, of (a) the Interim Overcollateralization Amount for such mortgage loan group over (b) the Targeted Overcollateralization Amount for such mortgage loan group.
Stepdown Date:	For each mortgage loan group shall mean the later to occur of:
(i) the earlier to occur of
(x) the Payment Date occurring in November 2006 and
(y) the Payment Date on which the principal balances of the Class A Notes and Class M Component related to such mortgage loan group have been reduced to zero, and
(ii)
the first Payment Date on which the principal balance of the mortgage loans in such mortgage loan group has been reduced to 50% of the Cut-Off Date principal balance of the mortgage loans in such mortgage loan group.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ('Morgan Stanley') considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Available Payment Amount:	For any Payment Date and any mortgage loan group, an amount equal to the sum of (a) principal and interest payments (less the servicing fee) on the mortgage loans in such mortgage loan group from the related Collection Period only, (b) insurance proceeds paid pursuant to any insurance policy on any individual mortgage loan in such mortgage loan group, net of expenses, with respect to such mortgage loans not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust related to such mortgage loan group.
Priority of Payments:	On each Payment Date, except as otherwise specified in clause (x) below, the Indenture Trustee will distribute for each mortgage loan group the related Available Payment Amount as follows:
	(i)	Concurrently, pro-rata based on the amount owed, to the Class A Notes related to such mortgage loan group the Current Interest plus the Interest Carry Forward Amount with respect to such Class A Notes, and to the Class A-1 Note Insurer for the Group 1 Mortgage Loans only, any unpaid Class A-1 Note Insurer premiums and any Class A-1 Insured Payment Amounts paid by the Class A-1 Note Insurer on a prior Payment Date and not previously reimbursed;
	(ii)	To the Class M Component related to such mortgage loan group, the Current Interest plus the Interest Carry Forward Amount with respect to such Class M Component;
	(iii)	To the Class A Notes related to such mortgage loan group until the principal balance of such Class A Notes has been reduced to zero, the related Class A Specified Percentage of the Principal Payment Amount with respect to such mortgage loan group;
	(iv)	To the Class A Notes related to such mortgage loan group, the Principal Carry Forward Amount with respect to such Class A Notes;
	(v)	To the Class A Notes related to such mortgage loan group until the principal balance of such Class A Notes has been reduced to zero, the related Class A Specified Percentage of the Additional Principal Reduction Amount with respect to such mortgage loan group;
	(vi)	To the Class M Component related to such mortgage loan group until the principal balance of such Class M Component has been reduced to zero, the related Class M Component Specified Percentage of the Principal Payment Amount with respect to such mortgage loan group;
	(vii)	To the Class M Component related to such mortgage loan group, the Principal Carry Forward Amount with respect to such Class M Component;
	(viii)	To the Class M Component related to such mortgage loan group until the principal balance of such Class M Component has been reduced to zero, the related Class M Component Specified Percentage of the Additional Principal

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ('Morgan Stanley') considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Reduction Amount with respect to such mortgage loan group;
(ix)	Concurrently, to the Class A Notes and the Class M Component related to such mortgage loan group until the principal balances of such Class A Notes and Class M Component have been reduced to zero, the related Class A Specified Percentage of the Extra Principal Payment Amount with respect to the related mortgage loan group to such Class A Notes and the related Class M Component Specified Percentage of the Extra Principal Payment Amount with respect to such mortgage loan group to such Class M Component;
(x)	From amounts on deposit in the reserve account only, first, from the reserve account sub-account related to such mortgage loan group and second, from the reserve account sub-account related to the other mortgage loan group
(a) first, to the Class A Notes related to such mortgage loan group, any unpaid Current Interest or unpaid Interest Carry Forward Amount (other than shortfalls in Current Interest or Interest Carry Forward Amounts resulting from prepayment interest shortfalls or Relief Act shortfalls on such mortgage loan group),
(b) second, to the Class M Component related to such mortgage loan group, any unpaid Current Interest or unpaid Interest Carry Forward Amount (other than shortfalls in Current Interest or Interest Carry Forward Amounts resulting from prepayment interest shortfalls or Relief Act shortfalls on such mortgage loan group),
(c) third, to the Class A Notes related to such mortgage loan group, as a reduction of their principal balance, the related Class A Specified Percentage of any unpaid Additional Principal Reduction Amount and any unpaid Principal Carry Forward Amount,
(d) fourth, to the Class M Component related to such mortgage loan group, as a reduction of its principal balance, the Class M Component Specified Percentage of any unpaid Additional Principal Reduction Amount and any unpaid Principal Carry Forward Amount;
(xi)	To the reserve account sub-account related to the other mortgage loan group, the amount necessary for the balance of the reserve account to equal the Specified Reserve Target;
(xii)	To the Class A Notes and the Class M Component related to such mortgage loan group, on a pro-rata basis, the outstanding Class A Supplemental Interest Amount and Class M Component Supplemental Interest Amount;
(xiii)	To the Owner Trustee on behalf of the trust, an amount sufficient to pay any judgment or settlement affecting the trust; and
(xiv)	To the ownership interest in the trust, any remaining Available Payment Amount, subject to certain limitations, and any amounts on deposit in the

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ('Morgan Stanley') considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Reserve Account in excess of the Specified Reserve Target, such that each reserve account sub-account equals the excess, if any, of the Interim Overcollateralization Deficiency over the Extra Principal Payment Amount in each mortgage loan group.
In addition, on each Payment Date, the Indenture Trustee shall distribute out of the Collection Account, to the holders of the Class A-1 Notes, any Class A-1 Insured Payment Amounts paid under the Class A-1 Insurance Policy, as provided in the Sale and Servicing Agreement. The Class A-1 Insurance Policy does not cover any Class A Supplemental Interest Amounts.
Class A Specified Percentage:	With respect to the Class A-1 Notes, approximately 77.78%, and with respect to the Class A-2 Notes, approximately 77.78%.
Class M Component Specified Percentage:	With respect to the M-1 Component, approximately 22.22%, and with respect to the M-2 Component, approximately 22.22%.
Formula Rate:	With respect to the Class A-1 Notes, a per annum rate equal to one-month LIBOR + [ ]%.
With respect to the Class A-2 Notes, a per annum rate equal to one-month LIBOR + [      ]%.
With respect to each Class M Component, a per annum rate equal to one-month LIBOR + [ ]%.
Note Rate:	As to any class of Class A Notes and any Class M Component, the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap.
Available Funds Cap:	As to any Payment Date and any mortgage loan group, a per annum rate equal to the product of (i) the weighted average net loan rate of the mortgage loans in the related mortgage loan group, in each case outstanding as of the beginning of the related Collection Period, multiplied by (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Accrual Period.
Current Interest:	As to any Payment Date and any class of Class A Notes and any Class M Component, the interest accrued during the related Accrual Period at the applicable Note Rate.
Interest Carry Forward Amount:	As to any Payment Date and any class of Class A Notes and any Class M Component , the sum of (x) the amount, if any, by which (i) the sum of the Current Interest and all prior unpaid Interest Carry Forward Amounts for such Class A Note and Class M Component as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payment with respect to Current Interest made to such Class A Notes or Class M Component on such preceding Payment Date plus (y) interest accrued on such amount calculated for the related Accrual Period at the related Note Rate in effect for such Accrual Period with respect to such Class A Notes or Class M Component.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ('Morgan Stanley') considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Supplemental Interest Amount:	As to any Payment Date and any class of Class A Notes and any Class M Component, the sum of (i) the excess, if any, of interest due at the applicable Formula Rate over interest due on such Class A Notes and Class M Component at the applicable Note Rate, (ii) any Supplemental Interest Amount remaining unpaid from prior Payment Dates and (iii) interest accrued on the amount in clause (ii) at the applicable Formula Rate (without regard to the related Available Funds Cap).
Principal Payment Amount:	As to any Payment Date and any mortgage loan group, (i) the principal collections received with respect to such mortgage loan group during the related Collection Period minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the related Overcollateralization Release Amount, if any.
Principal Carry Forward Amount:	As to any Payment Date, any mortgage loan group and the related class of Class A Notes and Class M Component, the amount, if any, by which (i) the Additional Principal Reduction Amount and any past unpaid Principal Carry Forward Amount with respect to such mortgage loan group payable to such related Class A Notes and Class M Component, as applicable, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to such Class A Notes and Class M Component in respect of such amounts on such prior Payment Date.
Additional Principal Reduction Amount:	As to any Payment Date and each mortgage loan group, the aggregate outstanding principal balance of the mortgage loans in such mortgage loan group as of the first day of the related Collection Period, less the sum of (x) the aggregate outstanding principal balance of the mortgage loans in such mortgage loan group as of the last day of the related Collection Period and (y) the principal collections received on the mortgage loans in such mortgage loan group during the related Collection Period.
Extra Principal Payment Amount:	As to any Payment Date and any mortgage loan group, the lesser of (i) the Monthly Excess Cashflow for such mortgage loan group and (ii) the Interim Overcollateralization Deficiency for such mortgage loan group.
Monthly Excess Cashflow:	As to any Payment Date and any mortgage loan group, the excess, if any, of (x) the excess, if any, of (i) interest collections (net of servicing fees) for such mortgage loan group received during the related Collection Period over (ii) the sum of (a) the Current Interest and (b) the Interest Carry Forward Amount, if any, of the related Class A Notes and Class M Component, over (y) the sum of (i) the Additional Principal Reduction Amount with respect to such mortgage loan group and such Payment Date and (ii) the Principal Carry Forward Amount, if any, of the related Class A Notes and Class M Component.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ('Morgan Stanley') considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Specified Reserve Target:	With respect to any Payment Date, the excess of (a) the sum of the Interim Overcollateralization Deficiency for each mortgage loan group for such Payment Date over (b) the sum of the Extra Principal Payment Amount for each mortgage loan group for such Payment Date.
Prospectus:	The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.
PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Available Funds Cap Schedule

Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)	Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)
1	6.85	6.85	41	11.41	13.80
2	8.22	8.22	42	10.30	12.46
3	7.95	7.95	43	10.86	12.86
4	7.95	7.95	44	10.51	12.44
5	8.50	8.50	45	10.85	12.85
6	7.95	7.95	46	10.50	12.43
7	8.22	8.22	47	10.54	12.48
8	7.95	7.95	48	10.89	12.89
9	8.22	8.22	49	10.71	12.47
10	7.95	7.95	50	11.06	12.88
11	7.96	7.95	51	10.70	12.46
12	8.22	8.22	52	10.70	12.45
13	8.44	9.65	53	11.47	13.30
14	8.72	9.97	54	10.72	12.44
15	8.44	9.65	55	11.22	12.84
16	8.44	9.65	56	10.86	12.42
17	9.35	10.68	57	11.21	12.83
18	8.44	9.65	58	10.85	12.41
19	9.22	10.63	59	10.87	12.40
20	8.93	10.29	60	11.23	12.81
21	9.22	10.63	61	10.92	12.39
22	8.93	10.28	62	11.28	12.79
23	9.18	10.63	63	10.91	12.37
24	9.49	10.98	64	10.91	12.37
25	9.59	11.26	65	12.09	13.68
26	9.91	11.63	66	10.92	12.35
27	9.59	11.25	67	11.39	12.76
28	9.59	11.25	68	11.02	12.34
29	10.70	12.63	69	11.38	12.74
30	9.66	11.40	70	11.01	12.32
31	10.30	12.43	71	11.03	12.32
32	9.96	12.02	72	11.40	12.72
33	10.30	12.42	73	11.10	12.30
34	9.96	12.01	74	11.46	12.71
35	10.02	12.16	75	11.09	12.29
36	10.35	12.56	76	11.09	12.28
37	10.27	12.34	77	12.29	13.59
38	10.61	12.74	78	11.09	12.27
39	10.26	12.32	79	11.53	12.67
40	10.26	12.32	80	11.16	12.25

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Available Funds Cap Schedule

Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)	Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)
81	11.52	12.65	122		12.34
82	11.15	12.24	123		11.94
83	11.15	12.23	124		11.93
84	11.52	12.63	125		13.20
85	11.16	12.22	126		11.92
86	11.53	12.62	127		12.31
87	11.15	12.20	128		11.90
88	11.15	12.20	129		12.30
89	12.34	13.49	130		11.89
90	11.14	12.18	131		11.88
91	11.52	12.58	132		12.27
92	11.14	12.17	133		11.87
93	11.51	12.56	134		12.26
94	11.13	12.15	135		11.86
95	11.14	12.14	136		11.85
96	—	12.54	137		13.11
97		12.13	138		11.84
98		12.53	139		12.23
99		12.11	140		11.83
100		12.11	141		12.21
101		12.93	142		11.81
102		12.09	143		11.81
103		12.49	144		12.19
104		12.08	145		11.79
105		12.47	146		12.18
106		12.06	147		11.78
107		12.06	148		11.77
108		12.45	149		12.58
109		12.04	150		11.76
110		12.44	151		12.15
111		12.03	152		11.75
112		12.02	153		12.14
113		13.30	154		11.74
114		12.00	155		11.73
115		12.40	156		12.12
116		11.99	157		11.72
117		12.38	158		12.11
118		11.97	159		11.71
119		11.97	160		11.70
120		12.36	161		12.95
121		11.95	162		—

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Available Funds Cap Schedule

Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)	Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)
1	6.90	6.90	41	11.30	13.43
2	8.27	8.27	42	10.20	12.12
3	8.01	8.01	43	10.58	12.67
4	8.00	8.00	44	10.24	12.26
5	8.56	8.56	45	10.77	12.66
6	8.00	8.00	46	10.42	12.24
7	8.27	8.27	47	10.42	12.24
8	8.00	8.00	48	10.77	12.64
9	8.27	8.27	49	10.45	12.31
10	8.00	8.00	50	10.80	12.71
11	8.01	8.01	51	10.60	12.30
12	8.28	8.28	52	10.60	12.29
13	8.01	8.01	53	11.33	13.13
14	8.28	8.28	54	10.59	12.28
15	8.56	9.62	55	10.97	12.68
16	8.57	9.62	56	10.62	12.26
17	9.49	10.65	57	11.10	12.67
18	8.57	9.62	58	10.73	12.25
19	8.86	9.94	59	10.73	12.24
20	8.57	9.62	60	11.09	12.64
21	9.32	10.57	61	10.74	12.23
22	9.02	10.23	62	11.09	12.63
23	9.02	10.23	63	10.77	12.22
24	9.33	10.57	64	10.76	12.21
25	9.25	10.50	65	11.91	13.51
26	9.56	10.85	66	10.76	12.20
27	9.61	11.10	67	11.14	12.60
28	9.61	11.10	68	10.77	12.18
29	10.64	12.28	69	11.25	12.58
30	9.61	11.09	70	10.88	12.17
31	9.99	11.61	71	10.88	12.16
32	9.67	11.23	72	11.24	12.56
33	10.26	12.22	73	10.89	12.15
34	9.93	11.82	74	11.25	12.55
35	9.93	11.82	75	10.94	12.14
36	10.26	12.21	76	10.94	12.13
37	9.98	11.96	77	12.11	13.42
38	10.31	12.35	78	10.93	12.12
39	10.21	12.14	79	11.31	12.51
40	10.20	12.13	80	10.94	12.10

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Available Funds Cap Schedule

Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)	Period	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)
81	11.35	12.50	122		12.20
82	10.98	12.09	123		11.80
83	10.97	12.08	124		11.80
84	11.34	12.48	125		13.05
85	10.97	12.07	126		11.78
86	11.33	12.46	127		12.17
87	10.97	12.05	128		11.77
88	10.97	12.05	129		12.15
89	12.14	13.33	130		11.75
90	10.96	12.03	131		11.75
91	11.32	12.43	132		12.13
92	10.95	12.02	133		11.73
93	11.34	12.41	134		12.12
94	10.97	12.01	135		11.72
95	10.96	12.00	136		11.71
96	11.32	12.39	137		12.96
97		11.99	138		11.70
98		12.38	139		12.08
99		11.97	140		11.68
100		11.96	141		12.06
101		12.78	142		11.67
102		11.95	143		11.66
103		12.34	144		12.04
104		11.94	145		11.65
105		12.33	146		12.03
106		11.92	147		11.63
107		11.92	148		11.63
108		12.31	149		12.42
109		11.90	150		11.61
110		12.29	151		11.99
111		11.89	152		11.60
112		11.88	153		11.98
113		13.15	154		11.58
114		11.87	155		11.58
115		12.25	156		11.96
116		11.85	157		11.56
117		12.24	158		11.94
118		11.84	159		11.55
119		11.83	160		11.54
120		12.22	161		13.15
121		11.82	162		11.87

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Sensitivity Analysis — To Maturity

	FRM Prepay Speed (PPA)	0%	57.50%	86.25%	115%	143.75%	172.50%	201.25%
	ARM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%
A-1	WAL	12.33	4.61	3.18	2.35	1.64	1.30	1.09
	First Payment Date	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
	Expected Final Maturity	2/20/2022	7/20/2017	2/20/2014	9/20/2011	7/20/2008	4/20/2007	9/20/2006
	Window	1 - 220	1 - 165	1 - 124	1 - 95	1 - 57	1 - 42	1 - 35
A-2	WAL	12.38	4.71	3.27	2.43	1.87	1.36	1.15
	First Payment Date	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
	Expected Final Maturity	3/20/2022	5/20/2017	4/20/2014	11/20/2011	4/20/2010	5/20/2007	10/20/2006
	Window	1 - 221	1 - 163	1 - 126	1 - 97	1 - 78	1 - 43	1 - 36
M	WAL	12.34	4.63	3.19	2.36	1.68	1.32	1.10
	First Payment Date	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
	Expected Final Maturity	3/20/2022	7/20/2017	4/20/2014	11/20/2011	4/20/2010	5/20/2007	10/20/2006
	Window	1 - 221	1 - 165	1 - 126	1 - 97	1 - 78	1 - 43	1 - 36

Sensitivity Analysis — To 15% Optional Termination

	FRM Prepay Speed (PPA)	0%	57.50%	86.25%	115%	143.75%	172.50%	201.25%
	ARM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%
A-1	WAL	8.96	4.34	2.96	2.16	1.51	1.24	1.04
	First Payment Date	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
	Expected Final Maturity	10/20/2013	10/20/2013	9/20/2010	11/20/2008	11/20/2006	4/20/2006	11/20/2005
	Window	1 - 120	1 - 120	1 - 83	1 - 61	1 - 37	1 - 30	1 - 25
A-2	WAL	9.00	4.42	3.04	2.25	1.72	1.29	1.09
	First Payment Date	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
	Expected Final Maturity	10/20/2013	10/20/2013	11/20/2010	1/20/2009	11/20/2007	5/20/2006	12/20/2005
	Window	1 - 120	1 - 120	1 - 85	1 - 63	1 - 49	1 - 31	1 - 26
M	WAL	8.97	4.36	2.97	2.18	1.55	1.25	1.05
	First Payment Date	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003	11/20/2003
	Expected Final Maturity	10/20/2013	10/20/2013	11/20/2010	1/20/2009	11/20/2007	5/20/2006	12/20/2005
	Window	1 - 120	1 - 120	1 - 85	1 - 63	1 - 49	1 - 31	1 - 26

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Delinquency and Loss Experience of the Master Servicer's Correspondent Portfolio

        The information presented below summarizes the delinquency and loss experience for mortgage loans purchased from correspondent lenders by HFC and its affiliates and real estate acquired through foreclosure. HFC determines the aging of a past due account on the basis of contractual delinquency, which is a method of determining aging of past due accounts based on the status of payments under the mortgage loan. Payments must equal or exceed 95% of the scheduled payment due for a mortgage loan to be considered contractually current. Delinquency status may be affected by HFC's account management policies and practices for the collection of mortgage loans in its correspondent portfolio as described below. Under these policies and practices, HFC may treat a mortgage loan as current, based upon indicia or criteria that, in its judgment, evidence continued payment probability. These tools are designed to manage customer relationships and thereby increase the value of the relationships, to maximize collections and avoid foreclosure if reasonably possible.

        HFC's primary customer management tool that resets the delinquency status to contractually current is referred to as a restructure. Restructuring is used in situations where a delinquent borrower is in a position to resume making payments, but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the mortgage loan, but does require the borrower to pay all amounts due on or before the maturity date. "Hardship restructures" or "workout restructures" are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis.

        The fact that restructure criteria may be met for a particular mortgage loan does not require HFC to restructure that loan, and the extent to which HFC restructures loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time. HFC uses account restructuring in an effort to maximize collections and to maintain and improve customer relationships and, accordingly, the application of this practice is subject to complexities, variations and changes from time to time. These policies and practices are continually under review and assessment to assure that they meet the goals outlined above and, consequently, HFC will modify or permit exceptions to these general policies and practices from time to time. In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders.

        In the third quarter of 2003, HFC implemented certain changes to its restructure policies and practices that generally apply to all mortgage loans in its correspondent portfolio. HFC anticipates that the changes in these policies and practices will result in some short-term increase in delinquency that may lead to higher charge-offs; however, it does not expect that the changes will have a significant impact on its business model or on its results of operations.

        The general restructure policies and practices are:

  •
  mortgage loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;

  •
  mortgage loans will be limited to four restructures in a rolling 60 month period (for this policy, the initial 60 month period for any mortgage loan in the correspondent portfolio began on January 1, 2003);

  •
  mortgage loans generally are not eligible for restructure until nine months after origination and six months after acquisition;

  •
  mortgage loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;

  •
  mortgage loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;

  •
  except for bankruptcy reaffirmation and filed Chapter 13 plans, a mortgage loan will generally not be restructured more than once in a 12 month period;

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

  •
  mortgage loans in workout situations (involving a temporary or permanent adjustment to the payment and/or interest rate) may be restructured upon receipt of two qualifying payments;

  •
  borrowers who have been affected by a disaster may be allowed to skip a payment; and

  •
  mortgage loans whose borrowers are on a work stoppage or strike may be restructured with one qualifying payment or no payments.

        HFC has applied other restructure policies and practices in its correspondent portfolio from time to time. The prior policies and practices generally permitted restructures in the correspondent portfolio more frequently than is permissible under the policies and practices outlined above. When comparing delinquency and loss experience in different periods, the fact that HFC's restructure policies and practices have changed and will change over time and that exceptions are made to those policies and practices should be taken into account.

        In addition to restructuring, HFC uses modifications, forbearance and rewrites to manage customer relationships, maximize collections and avoid foreclosure if reasonably possible in its correspondent portfolio. Under each of these account management techniques a mortgage loan is treated as contractually current. These tools are typically used on a more limited basis than restructures. Modifications and forbearance are typically used in transitional situations, usually involving borrower hardships or temporary setbacks that are expected to affect the borrower's ability to pay the contractually specified amount for some period of time. In a modification, HFC agrees to assist the borrower in meeting the borrower's monthly payment obligation by modifying the terms of the mortgage loan, typically by changing the interest rate and/or payment amount. In forbearance, HFC may agree not to take certain collection or credit reporting agency actions with respect to missed payments, often in return for the borrower's agreeing to pay an additional amount with future payments. In a rewrite, a new mortgage loan is written for a borrower whose mortgage loan is delinquent, and proceeds of the new mortgage loan are applied to prepay the delinquent mortgage loan in full. The new mortgage loan will be treated as contractually current and will not be reflected in delinquency statistics, and will not be substituted or otherwise added to the trust.

        These account management tools are under continual review and assessment to determine if they achieve the goals described above. When HFC uses one of these account management techniques, in most cases, it will treat the account as being contractually current and will not reflect it as a delinquent loan in its delinquency statistics if the borrower immediately begins payment under the agreed terms. In the case of modification and forbearance, if the borrower does not adhere to the agreed terms, the loan's status may be reversed and collection action resumed.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

        The information in the following tables excludes experience for loans acquired in certain non-representative portfolio acquisitions, partnerships, joint ventures, serviced portfolios and loans subject to repurchase by correspondents and includes first and junior lien mortgage loans including a limited number of revolving credit lines. The information as of December 31, 2002 and June 30, 2003 also excludes data for certain loans that are underwritten as unsecured loans that are not deemed representative of the mortgage loans. The aggregate principal balance (in millions) of these loans at December 31, 2001, 2000, 1999 and 1998 was approximately $79.0, $37.3, $11.3 and $0.0, respectively, and is included in the statistical information for those periods. The information in the tables has not been adjusted to eliminate the effect of changes to underwriting and credit standards, account management policies and practices or charge-off policies during the periods shown. HFC continuously reviews these policies and practices in light of portfolio performance, competitive conditions and the economic environment. As a result, these policies and practices have been adjusted over time to improve portfolio performance. Management believes that these changes in the ordinary course of business have not materially impacted the presentation of historical delinquency and loss experience presented below. The data presented are for illustrative purposes only, and there is no assurance that the restructure, delinquency and loss experience of the mortgage loans will be similar to that shown below.

Household Finance Corporation: Portfolio Performance History

Correspondent Mortgage Loan Restructure Experience

        The following table summarizes approximate restructure statistics for HFC's correspondent portfolio as described above. The amounts include mortgage loans as to which the delinquency status has been reset for reasons other than restructuring (e.g., correcting misapplication of a timely payment).

	At December 31,				At June 30, 2003
	2001		2002
	(Principal Balance Dollars in Millions)
Never restructured	$11,964.7	80.2%	$11,364.5	82.0%	$14,888.2	85.0%
Restructured:
Restructured in last 6 months	$1,527.8	10.2%	$699.5	5.0%	$724.2	4.1%
Restructured in last 7-12 months	$808.0	5.4%	$646.4	4.7%	$654.1	3.7%
Previously restructured beyond 12 months	$618.3	4.2%	$1,146.4	8.3%	$1,253.3	7.2%
Total ever restructured	$2,954.1	19.8%	$2,492.3	18.0%	$2,631.6	15.0%
Total	$14,918.8	100.0%	$13,856.8	100.0%	$17,519.8	100.0%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Household Finance Corporation: Portfolio Performance History

Correspondent Mortgage Loan Delinquency Experience(1)

	At December 31,
	1998	1999	2000	2001	2002(2)	At June 30, 2003(2)
Aggregate principal balance of mortgage loans managed	$3,789,415,215	$7,635,604,618	$10,855,805,073	$14,918,757,424	$13,856,817,948	$17,519,798,381
Contractually delinquent principal balances of the mortgage loans managed
One payment past due	$102,674,139	$329,091,419	$400,451,089	$494,284,760	$767,302,696	$663,514,660
Two payments past due	$18,928,342	$34,464,085	$44,952,884	$50,420,276	$149,487,144	$159,175,958
Three or more payments past due	$69,541,624	$176,758,150	$306,212,449	$522,182,855	$746,064,521	$952,550,038
Principal balance of mortgage loans managed three or more payments past due as a percentage of the aggregate principal balance of the mortgage loans managed	1.84%	2.31%	2.82%	3.50%	5.38%	5.44%

(1)
"Mortgage loans managed" and "Contractually delinquent principal balances of the mortgage loans managed" include mortgage loans owned, mortgage loans serviced with limited recourse and real estate acquired through foreclosure.

(2)
The increases in the delinquency in the year 2002 and the quarter ended June 30, 2003 generally are the result of third party loan sales, the continued seasoning of the portfolio, the adverse economic environment, higher levels of receivables in the process of foreclosure, a productivity shortfall in the fourth quarter of 2002 and continuing into the first quarter of 2003 resulting from a servicing system conversion and a change in the method of reporting delinquency. In 2002, HFC changed certain parameters for determining days of delinquency for mortgage loans in its correspondent portfolio to more easily facilitate comparison of its results to those reported by other correspondent issuers of mortgage-backed securities. Only the December 31, 2002 and June 30, 2003 statistics reflect the impact of this change in methodology. Had the reporting basis not been changed, the delinquency figures at June 30, 2003 would have been $520,623,184, $148,732,798 and $931,865,378 for one payment past due, two payments past due and three or more payments past due, respectively, and the percentage of the aggregate principal balance of the mortgage loans managed which was three or more payments past due would have been 5.32%. Again, had the reporting basis not been changed, the delinquency figures at December 31, 2002 would have been $611,063,176, $136,746,401 and $729,584,803 for one payment past due, two payments past due and three or more payments past due, respectively, and the percentage of the aggregate principal balance of the mortgage loans managed which was three or more payments past due would have been 5.27%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Household Finance Corporation: Portfolio Performance History

Correspondent Mortgage Loan Loss Experience(1)

	Year Ended December 31,
	1998	1999	2000	2001	2002(2)	For the Six Months Ended June 30, 2003(2)(3)
Average principal balance of mortgage loans managed	$2,207,117,580	$5,828,397,519	$9,317,318,633	$12,372,007,292	$16,284,901,793	$15,413,776,581
Gross charge-offs	$6,367,000	$12,400,853	$28,381,819	$66,333,346	$172,310,074	$87,122,664
REO expense	$3,548,000	$12,517,607	$18,563,599	$34,995,539	$78,088,225	$34,850,931
Ratio of gross charge-offs to average principal balance	0.29%	0.21%	0.30%	0.54%	1.06%	1.13%
Ratio of gross charge-offs and REO expense to average principal balance	0.45%	0.43%	0.50%	0.82%	1.54%	1.58%

(1)
"Mortgage loans managed" includes mortgage loans owned, mortgage loans serviced with limited recourse and real estate acquired through foreclosure and "average principal balance of mortgage loans managed" is the average of the monthly average principal balances. "Gross charge-offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due and (b) upon writedown to the net realizable value of a property when HFC or a subsidiary acquires title to the property or when an estimation of loss is made pending foreclosure. When an amount is charged-off pending foreclosure, the receivable balance is reduced by a corresponding amount. Real estate owned is valued at the lower of cost or fair value less estimated costs to sell. These values are periodically reviewed and reduced, if necessary. Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any loss on sale of the underlying property are reflected separately above as "REO expense."

(2)
The increases in the year 2002 and the six months ended June 30, 2003 loss ratios generally result from third party loan sales, the continued seasoning of the portfolio and the adverse economic environment.

(3)
The ratios for the six months ended June 30, 2003 have been annualized.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Summary

Collateral statistics for the fixed, adjustable or declining rate first lien mortgage loans are listed below as of 8/31/03
The sum of the percentages may not add to 100% due to rounding

Total Number of Loans	12,315	Ranges (where applicable)
Total Outstanding Loan Balance	$1,465,986,152
Fixed/ARMs (% of Total)	20.91% / 79.09%
Balloon (% of Total)	5.53%
Average Loan Current Principal Balance	$119,041	$9,708 - $399,069
WA Coupon	8.77%	6.00% - 16.98%
WA Original Term (mo.)	344	120 - 360
WA Remaining Term (mo.)	332	88 - 357
WA Original CLTV	93.48%	14.59% - 100.00%
WA FICO	615
Property Type
Single Family	90.34%
Condo	4.62%
Two- to Four-Family	2.36%
Townhouse	1.85%
Manufactured Housing	0.77%
Row House	0.06%
Occupancy Status
Primary Residence	99.06%
Investor Property	0.92%
Second Home	0.02%
Geographic Concentration
Others states individually account for < 5%
CA	15.91%
OH	8.05%
FL	6.81%
IL	5.13%
NC	5.00%
ARM Characteristics
WA Margin	7.41%	2.15% - 11.96%
WA Maximum Rate	14.73%	12.00% - 20.09%
WA Initial Periodic Cap	2.74%	1.00% - 3.00%
WA Subsequent Periodic Cap	1.05%	1.00% - 1.50%
WA Floor	8.45%	2.25% - 13.40%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Rate Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,796	306,526,163.40	20.91
Adjustable Rate	8,519	1,159,459,988.85	79.09

Total:	12,315	1,465,986,152.25	100.00

Original Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 50,000	1,569	50,802,123.90	3.47
50,001 - 100,000	4,259	322,412,031.77	21.99
100,001 - 150,000	3,290	404,381,065.96	27.58
150,001 - 200,000	1,711	293,082,867.34	19.99
200,001 - 250,000	696	154,387,171.62	10.53
250,001 - 300,000	421	114,419,496.27	7.80
300,001 - 350,000	225	72,394,547.18	4.94
350,001 - 400,000	144	54,106,848.21	3.69

Total:	12,315	1,465,986,152.25	100.00

Current Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
0.01 - 50,000.00	1,593	51,954,546.60	3.54
50,000.01 - 100,000.00	4,260	323,744,377.40	22.08
100,000.01 - 150,000.00	3,301	407,271,526.66	27.78
150,000.01 - 200,000.00	1,682	289,102,364.37	19.72
200,000.01 - 250,000.00	701	155,976,112.92	10.64
250,000.01 - 300,000.00	414	112,886,339.33	7.70
300,000.01 - 350,000.00	228	73,735,920.55	5.03
350,000.01 - 400,000.00	136	51,314,964.42	3.50

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Interest Rates

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
5.501 - 6.000	5	1,062,956.64	0.07
6.001 - 6.500	156	30,898,783.61	2.11
6.501 - 7.000	592	112,445,665.65	7.67
7.001 - 7.500	854	140,592,267.65	9.59
7.501 - 8.000	1,510	226,298,643.63	15.44
8.001 - 8.500	1,386	190,409,293.75	12.99
8.501 - 9.000	1,939	238,374,543.24	16.26
9.001 - 9.500	1,299	146,969,777.90	10.03
9.501 - 10.000	1,525	158,033,805.06	10.78
10.001 - 10.500	721	66,791,513.70	4.56
10.501 - 11.000	762	63,632,686.17	4.34
11.001 - 11.500	407	29,976,688.50	2.04
11.501 - 12.000	424	27,168,521.93	1.85
12.001 - 12.500	195	11,672,516.29	0.80
12.501 - 13.000	229	10,456,107.31	0.71
13.001 - 13.500	125	4,929,752.77	0.34
13.501 - 14.000	114	4,023,501.44	0.27
14.001 - 14.500	34	1,164,093.96	0.08
14.501 - 15.000	12	410,355.08	0.03
15.001 - 15.500	9	279,259.53	0.02
15.501 - 16.000	12	268,476.24	0.02
16.001 - 16.500	3	94,796.54	0.01
16.501 - 17.000	2	32,145.66	0.00

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Original Term to Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 180	1,630	105,919,278.59	7.23
181 - 240	753	33,196,808.67	2.26
241 - 300	20	1,857,315.59	0.13
301 - 360	9,912	1,325,012,749.40	90.38

Total:	12,315	1,465,986,152.25	100.00

Remaining Term to Stated Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
61 - 120	43	1,503,964.49	0.10
121 - 180	1,587	104,415,314.10	7.12
181 - 240	753	33,196,808.67	2.26
241 - 300	20	1,857,315.59	0.13
301 - 360	9,912	1,325,012,749.40	90.38

Total:	12,315	1,465,986,152.25	100.00

Year of Origination

(year)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
2000	434	44,598,658.53	3.04
2001	1,478	171,381,486.94	11.69
2002	6,684	792,422,014.30	54.05
2003	3,719	457,583,992.48	31.21

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Original Combined Loan-to-Value Ratio

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
10.01 - 15.00	1	26,730.12	0.00
15.01 - 20.00	2	89,603.18	0.01
25.01 - 30.00	6	350,839.61	0.02
30.01 - 35.00	13	762,756.92	0.05
35.01 - 40.00	10	693,043.14	0.05
40.01 - 45.00	16	1,021,225.31	0.07
45.01 - 50.00	16	937,323.12	0.06
50.01 - 55.00	27	2,231,053.98	0.15
55.01 - 60.00	48	4,030,678.44	0.27
60.01 - 65.00	65	6,807,571.96	0.46
65.01 - 70.00	178	18,000,170.28	1.23
70.01 - 75.00	259	26,653,992.30	1.82
75.01 - 80.00	1,022	135,824,499.73	9.27
80.01 - 85.00	924	123,891,560.23	8.45
85.01 - 90.00	1,646	209,434,484.58	14.29
90.01 - 95.00	866	102,110,615.15	6.97
95.01 - 100.00	7,216	833,120,004.20	56.83

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

FICO Credit Score(1)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
500 - 524	357	37,860,240.95	2.58
525 - 549	592	62,620,675.68	4.27
550 - 574	741	85,548,011.40	5.84
575 - 599	2,974	363,579,637.29	24.80
600 - 624	3,076	375,690,528.79	25.63
625 - 649	2,258	262,273,582.34	17.89
650 - 674	1,222	141,793,770.47	9.67
675 - 699	650	81,914,601.81	5.59
700 - 724	266	33,914,445.10	2.31
725 - 749	96	10,794,976.12	0.74
750 - 774	58	6,907,579.36	0.47
775 - 799	22	2,767,061.41	0.19
800 - 824	2	250,009.24	0.02
850 - 874	1	71,032.29	0.00

Total:	12,315	1,465,986,152.25	100.00

(1)
"FICO Credit Scores" are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers to establish patterns that are believed to be indicative of the borrower's probability of default. The FICO Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan. Furthermore, FICO Credit Scores were not developed especially for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. We cannot assure you that a FICO Credit Score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Occupancy Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Primary Home	12,176	1,452,247,073.05	99.06
Non-Owner Occupied	137	13,442,905.27	0.92
Second Home	2	296,173.93	0.02

Total:	12,315	1,465,986,152.25	100.00

Property Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Single Family	11,089	1,324,439,962.96	90.34
Condo	563	67,661,020.00	4.62
Two-to Four-Family Home	257	34,660,913.63	2.36
Townhouse	244	27,131,439.84	1.85
Manufactured Housing	156	11,247,123.81	0.77
Rowhouse	6	845,692.01	0.06

Total:	12,315	1,465,986,152.25	100.00

Documentation Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Full	10,966	1,286,753,334.92	87.77
Limited	1,349	179,232,817.33	12.23

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

States

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
California	1,391	233,284,894.90	15.91
Ohio	1,083	118,036,665.65	8.05
Florida	949	99,873,450.07	6.81
Illinois	560	75,243,840.75	5.13
North Carolina	661	73,305,413.77	5.00
Virginia	565	68,300,492.43	4.66
Colorado	370	57,156,846.03	3.90
Arizona	433	49,412,983.99	3.37
Michigan	412	49,189,090.31	3.36
Tennessee	454	49,085,267.96	3.35
Indiana	470	45,862,275.89	3.13
Pennsylvania	400	40,653,593.69	2.77
Texas	388	37,932,028.79	2.59
Missouri	369	37,658,894.32	2.57
Georgia	280	34,927,014.52	2.38
Maryland	239	34,885,334.78	2.38
South Carolina	337	33,750,863.28	2.30
Minnesota	202	27,395,371.40	1.87
Washington	205	26,870,347.98	1.83
Wisconsin	236	26,409,043.77	1.80
New Jersey	142	21,274,081.22	1.45
Kentucky	222	20,161,669.66	1.38
New York	143	18,302,841.09	1.25
Iowa	177	16,367,919.96	1.12
Nevada	155	15,215,344.70	1.04
Oregon	113	14,926,980.05	1.02
Kansas	133	13,004,336.52	0.89
Mississippi	149	12,643,469.64	0.86
Louisiana	127	12,607,081.76	0.86
Alabama	114	11,070,988.54	0.76
Utah	105	10,888,873.45	0.74
Oklahoma	122	9,869,420.49	0.67
Nebraska	89	9,624,401.02	0.66
Arkansas	97	9,476,334.41	0.65
Massachusetts	52	9,338,548.75	0.64
Connecticut	83	9,291,711.80	0.63
Delaware	56	7,624,778.49	0.52
New Mexico	47	6,005,889.47	0.41
Continued

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

States (continued)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Idaho	54	4,640,587.37	0.32
New Hampshire	28	3,983,605.28	0.27
Rhode Island	30	3,310,654.96	0.23
Maine	23	1,804,362.82	0.12
South Dakota	11	1,419,126.26	0.10
Alaska	10	1,032,666.94	0.07
Montana	11	957,419.78	0.07
Wyoming	7	949,490.98	0.06
North Dakota	8	604,215.94	0.04
Vermont	2	287,442.69	0.02
West Virginia	1	68,193.93	0.00

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Gross Margin

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,796	306,526,163.40	20.91
2.001 - 2.500	2	309,411.82	0.02
3.001 - 3.500	1	77,987.92	0.01
3.501 - 4.000	4	664,388.62	0.05
4.001 - 4.500	3	584,504.05	0.04
4.501 - 5.000	50	8,150,622.61	0.56
5.001 - 5.500	716	137,737,152.16	9.40
5.501 - 6.000	740	107,169,263.81	7.31
6.001 - 6.500	545	80,622,261.67	5.50
6.501 - 7.000	944	139,568,358.38	9.52
7.001 - 7.500	927	126,622,948.96	8.64
7.501 - 8.000	1,126	150,559,841.94	10.27
8.001 - 8.500	1,143	144,866,854.91	9.88
8.501 - 9.000	978	121,023,493.72	8.26
9.001 - 9.500	674	74,219,596.69	5.06
9.501 - 10.000	369	39,291,682.34	2.68
10.001 - 10.500	188	18,242,500.97	1.24
10.501 - 11.000	77	6,926,528.71	0.47
11.001 - 11.500	25	2,378,405.17	0.16
11.501 - 12.000	7	444,184.40	0.03

Total:	12,315	1,465,986,152.25	100.00

Initial Periodic Cap

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,796	306,526,163.40	20.91
1.000	114	15,118,800.57	1.03
1.001 - 1.500	526	76,622,818.68	5.23
1.501 - 2.000	1,318	157,437,957.53	10.74
2.001 - 2.500	2	148,991.17	0.01
2.501 - 3.000	6,559	910,131,420.90	62.08

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Subsequent Periodic Cap

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,796	306,526,163.40	20.91
1.000	7,648	1,032,306,782.26	70.42
1.001 - 1.500	871	127,153,206.59	8.67

Total:	12,315	1,465,986,152.25	100.00

Maximum Rate

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,796	306,526,163.40	20.91
11.501 - 12.000	2	353,763.99	0.02
12.001 - 12.500	124	25,535,402.94	1.74
12.501 - 13.000	421	82,020,677.75	5.59
13.001 - 13.500	555	97,985,071.71	6.68
13.501 - 14.000	1,097	172,504,080.22	11.77
14.001 - 14.500	1,166	165,651,553.87	11.30
14.501 - 15.000	1,531	204,043,010.57	13.92
15.001 - 15.500	1,034	129,679,737.62	8.85
15.501 - 16.000	1,116	126,119,917.54	8.60
16.001 - 16.500	497	54,566,558.74	3.72
16.501 - 17.000	449	48,494,158.05	3.31
17.001 - 17.500	226	22,555,997.10	1.54
17.501 - 18.000	162	16,605,644.32	1.13
18.001 - 18.500	72	7,249,234.41	0.49
18.501 - 19.000	48	4,514,707.18	0.31
19.001 - 19.500	13	950,345.58	0.06
19.501 - 20.000	5	570,394.81	0.04
20.001 - 20.500	1	59,732.45	0.00

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Floor

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,796	306,526,163.40	20.91
2.001 - 2.500	1	165,740.16	0.01
4.501 - 5.000	5	639,194.57	0.04
5.001 - 5.500	5	766,616.29	0.05
5.501 - 6.000	39	5,704,105.99	0.39
6.001 - 6.500	212	40,193,665.02	2.74
6.501 - 7.000	604	112,082,291.44	7.65
7.001 - 7.500	781	128,527,896.71	8.77
7.501 - 8.000	1,293	196,912,486.73	13.43
8.001 - 8.500	1,122	156,734,887.92	10.69
8.501 - 9.000	1,460	187,202,453.69	12.77
9.001 - 9.500	986	117,225,242.92	8.00
9.501 - 10.000	956	106,389,826.76	7.26
10.001 - 10.500	404	42,646,678.16	2.91
10.501 - 11.000	327	34,151,816.72	2.33
11.001 - 11.500	167	15,704,899.33	1.07
11.501 - 12.000	98	9,307,630.99	0.63
12.001 - 12.500	38	3,372,781.61	0.23
12.501 - 13.000	16	1,384,732.82	0.09
13.001 - 13.500	5	347,041.02	0.02

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Next Rate Adjustment Date

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,796	306,526,163.40	20.91
September 2003	56	5,596,150.14	0.38
October 2003	185	21,654,604.78	1.48
November 2003	215	25,887,654.69	1.77
December 2003	212	27,029,923.09	1.84
January 2004	234	30,260,937.82	2.06
February 2004	267	31,403,560.20	2.14
March 2004	230	28,616,701.54	1.95
April 2004	206	28,000,235.53	1.91
May 2004	248	33,165,036.59	2.26
June 2004	245	32,857,511.13	2.24
July 2004	218	28,339,187.99	1.93
August 2004	235	28,748,421.76	1.96
September 2004	181	21,560,355.10	1.47
October 2004	385	51,225,577.32	3.49
November 2004	528	74,242,545.55	5.06
December 2004	697	102,766,866.22	7.01
January 2005	681	98,865,494.32	6.74
February 2005	829	119,127,963.58	8.13
March 2005	850	120,504,173.15	8.22
April 2005	563	77,838,589.20	5.31
May 2005	148	19,584,544.79	1.34
June 2005	51	6,532,774.81	0.45
July 2005	61	6,688,444.54	0.46
August 2005	80	9,341,152.02	0.64
September 2005	49	5,741,175.42	0.39
October 2005	111	15,733,152.40	1.07
November 2005	161	23,459,147.65	1.60
December 2005	166	23,743,875.45	1.62
January 2006	117	15,842,762.45	1.08
February 2006	142	20,431,399.75	1.39
March 2006	110	17,485,562.51	1.19
April 2006	51	6,253,137.01	0.43
May 2006	7	931,370.35	0.06

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Aggregate Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Lien Position

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1st Lien	10,722	1,407,254,427.95	95.99
2nd Lien	1,593	58,731,724.30	4.01

Total:	12,315	1,465,986,152.25	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Summary

Collateral statistics for the fixed, adjustable or declining rate first lien mortgage loans are listed below as of 8/31/03
The sum of the percentages may not add to 100% due to rounding

Total Number of Loans	10,380	Ranges (where applicable )
Total Outstanding Loan Balance	$1,180,276,162
Fixed/ARMs (% of Total)	19.99% / 80.01%
Balloon (% of Total)	5.02%
Average Loan Current Principal Balance	$113,707	$9,708 - $398,690
WA Coupon	8.76%	6.00% - 16.98%
WA Original Term (mo.)	344	120 - 360
WA Remaining Term (mo.)	332	88 - 356
WA Original CLTV	93.75%	14.59% - 100.00%
WA FICO	616
Property Type
Single Family	90.11%
Condo	4.77%
Two- to Four-Family	2.38%
Townhouse	1.97%
Manufactured Housing	0.71%
Row House	0.06%
Occupancy Status
Primary Residence	99.02%
Investor Property	0.95%
Second Home	0.03%
Geographic Concentration
Others states individually account for < 5%
CA	14.38%
OH	8.57%
FL	6.85%
ARM Characteristics
WA Margin	7.50%	2.15% - 11.96%
WA Maximum Rate	14.78%	12.00% - 20.09%
WA Initial Periodic Cap	2.75%	1.00% - 3.00%
WA Subsequent Periodic Cap	1.05%	1.00% - 1.50%
WA Floor	8.52%	2.25% - 13.40%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Rate Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,116	235,967,273.12	19.99
Adjustable Rate	7,264	944,308,889.03	80.01

Total:	10,380	1,180,276,162.15	100.00

Original Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 50,000	1,507	48,080,436.67	4.07
50,001 - 100,000	3,503	266,128,395.58	22.55
100,001 - 150,000	2,807	345,211,266.64	29.25
150,001 - 200,000	1,491	255,349,879.16	21.63
200,001 - 250,000	603	133,792,592.88	11.34
250,001 - 300,000	365	99,193,244.69	8.40
300,001 - 350,000	100	30,974,851.27	2.62
350,001 - 400,000	4	1,545,495.26	0.13

Total:	10,380	1,180,276,162.15	100.00

Current Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
0.01 - 50,000.00	1,526	48,987,841.62	4.15
50,000.01 - 100,000.00	3,507	267,506,186.09	22.66
100,000.01 - 150,000.00	2,814	347,404,589.73	29.43
150,000.01 - 200,000.00	1,468	252,266,086.67	21.37
200,000.01 - 250,000.00	606	134,884,034.15	11.43
250,000.01 - 300,000.00	359	97,857,597.97	8.29
300,000.01 - 350,000.00	96	29,824,330.66	2.53
350,000.01 - 400,000.00	4	1,545,495.26	0.13

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Interest Rates

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
5.501 - 6.000	5	1,062,956.64	0.09
6.001 - 6.500	135	25,260,170.75	2.14
6.501 - 7.000	510	90,602,453.20	7.68
7.001 - 7.500	781	120,398,997.41	10.20
7.501 - 8.000	1,442	207,266,144.25	17.56
8.001 - 8.500	607	77,098,464.37	6.53
8.501 - 9.000	1,831	215,218,590.84	18.23
9.001 - 9.500	1,280	140,732,334.07	11.92
9.501 - 10.000	1,326	136,265,967.56	11.55
10.001 - 10.500	554	50,891,542.41	4.31
10.501 - 11.000	583	46,661,759.72	3.95
11.001 - 11.500	315	21,570,784.49	1.83
11.501 - 12.000	330	19,006,649.29	1.61
12.001 - 12.500	162	8,898,597.07	0.75
12.501 - 13.000	213	8,646,250.35	0.73
13.001 - 13.500	121	4,681,082.81	0.40
13.501 - 14.000	113	3,764,289.91	0.32
14.001 - 14.500	34	1,164,093.96	0.10
14.501 - 15.000	12	410,355.08	0.03
15.001 - 15.500	9	279,259.53	0.02
15.501 - 16.000	12	268,476.24	0.02
16.001 - 16.500	3	94,796.54	0.01
16.501 - 17.000	2	32,145.66	0.00

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Original Term to Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 180	1,364	81,774,029.58	6.93
181 - 240	731	31,445,404.67	2.66
241 - 300	15	1,469,292.73	0.12
301 - 360	8,270	1,065,587,435.17	90.28

Total:	10,380	1,180,276,162.15	100.00

Remaining Term to Stated Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
61 - 120	38	1,306,072.08	0.11
121 - 180	1,326	80,467,957.50	6.82
181 - 240	731	31,445,404.67	2.66
241 - 300	15	1,469,292.73	0.12
301 - 360	8,270	1,065,587,435.17	90.28

Total:	10,380	1,180,276,162.15	100.00

Year of Origination

(year)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
2000	315	32,408,782.91	2.75
2001	1,222	142,262,951.36	12.05
2002	5,742	644,901,056.83	54.64
2003	3,101	360,703,371.05	30.56

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Original Combined Loan-to-Value Ratio

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
10.01 - 15.00	1	26,730.12	0.00
15.01 - 20.00	2	89,603.18	0.01
25.01 - 30.00	6	350,839.61	0.03
30.01 - 35.00	10	577,034.66	0.05
35.01 - 40.00	8	567,913.50	0.05
40.01 - 45.00	13	819,740.96	0.07
45.01 - 50.00	10	568,400.51	0.05
50.01 - 55.00	24	1,957,011.84	0.17
55.01 - 60.00	37	3,068,229.35	0.26
60.01 - 65.00	54	5,791,322.64	0.49
65.01 - 70.00	144	14,674,529.82	1.24
70.01 - 75.00	190	19,307,657.29	1.64
75.01 - 80.00	773	96,933,593.83	8.21
80.01 - 85.00	776	101,509,010.36	8.60
85.01 - 90.00	1,356	162,334,036.58	13.75
90.01 - 95.00	743	82,134,492.76	6.96
95.01 - 100.00	6,233	689,566,015.14	58.42

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

FICO Credit Score(1)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
500 - 524	286	29,870,850.51	2.53
525 - 549	469	50,078,832.48	4.24
550 - 574	598	66,808,435.43	5.66
575 - 599	2,426	286,236,755.43	24.25
600 - 624	2,566	300,320,571.01	25.44
625 - 649	1,955	213,747,090.43	18.11
650 - 674	1,098	120,670,130.24	10.22
675 - 699	576	66,334,309.15	5.62
700 - 724	237	27,402,595.46	2.32
725 - 749	92	10,091,035.50	0.85
750 - 774	54	6,314,362.59	0.53
775 - 799	20	2,080,152.39	0.18
800 - 824	2	250,009.24	0.02
850 - 874	1	71,032.29	0.01

Total:	10,380	1,180,276,162.15	100.00

(1)
"FICO Credit Scores" are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers to establish patterns that are believed to be indicative of the borrower's probability of default. The FICO Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan. Furthermore, FICO Credit Scores were not developed especially for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. We cannot assure you that a FICO Credit Score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Occupancy Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Primary Home	10,263	1,168,724,777.37	99.02
Non-Owner Occupied	115	11,255,210.85	0.95
Second Home	2	296,173.93	0.03

Total:	10,380	1,180,276,162.15	100.00

Property Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Single Family	9,355	1,063,548,016.36	90.11
Condo	485	56,278,496.97	4.77
Two- to Four-Family Home	210	28,135,081.62	2.38
Townhouse	216	23,252,940.69	1.97
Manufactured Housing	109	8,330,899.73	0.71
Rowhouse	5	730,726.78	0.06

Total:	10,380	1,180,276,162.15	100.00

Documentation Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Full	9,236	1,041,514,419.04	88.24
Limited	1,144	138,761,743.11	11.76

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

States

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
California	1,159	169,682,335.46	14.38
Ohio	933	101,145,554.83	8.57
Florida	802	80,871,282.63	6.85
Illinois	455	58,689,581.66	4.97
North Carolina	529	57,194,130.80	4.85
Virginia	485	55,444,239.75	4.70
Colorado	337	49,960,274.18	4.23
Tennessee	392	42,734,883.67	3.62
Arizona	383	41,644,891.39	3.53
Indiana	407	40,153,433.04	3.40
Michigan	344	38,305,274.42	3.25
Pennsylvania	348	34,643,334.59	2.94
Missouri	323	32,255,598.51	2.73
Georgia	234	29,863,638.17	2.53
Texas	302	27,905,789.99	2.36
South Carolina	271	27,645,907.88	2.34
Maryland	191	24,998,056.02	2.12
Minnesota	180	23,777,534.84	2.01
Washington	183	23,403,722.49	1.98
Wisconsin	207	23,164,611.11	1.96
Kentucky	187	16,799,221.63	1.42
New Jersey	120	16,459,502.49	1.39
Iowa	152	13,849,131.60	1.17
Nevada	140	12,761,219.17	1.08
Oregon	101	12,696,716.76	1.08
New York	103	12,355,171.61	1.05
Louisiana	107	10,330,051.64	0.88
Kansas	107	10,202,740.71	0.86
Mississippi	108	9,460,080.53	0.80
Utah	92	8,476,539.17	0.72
Oklahoma	104	8,459,002.48	0.72
Alabama	79	8,416,769.01	0.71
Nebraska	76	8,379,138.50	0.71
Arkansas	79	7,428,734.11	0.63
Connecticut	70	6,915,930.64	0.59
Massachusetts	42	6,418,838.39	0.54
Delaware	47	6,067,422.86	0.51
New Mexico	37	4,729,168.72	0.40
Continued

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

States (continued)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Idaho	48	3,940,299.42	0.33
New Hampshire	26	3,677,840.97	0.31
Rhode Island	26	2,737,089.46	0.23
Maine	18	1,457,055.47	0.12
South Dakota	10	1,261,452.95	0.11
Alaska	9	873,667.69	0.07
Wyoming	6	846,289.44	0.07
Montana	10	833,158.74	0.07
North Dakota	8	604,215.94	0.05
Vermont	2	287,442.69	0.02
West Virginia	1	68,193.93	0.01

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Gross Margin

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,116	235,967,273.12	19.99
2.001 - 2.500	2	309,411.82	0.03
3.001 - 3.500	1	77,987.92	0.01
3.501 - 4.000	3	323,112.20	0.03
4.001 - 4.500	3	584,504.05	0.05
4.501 - 5.000	41	5,925,355.70	0.50
5.001 - 5.500	584	105,452,900.29	8.93
5.501 - 6.000	595	83,266,206.54	7.05
6.001 - 6.500	475	67,085,000.25	5.68
6.501 - 7.000	814	115,214,088.63	9.76
7.001 - 7.500	729	98,554,696.97	8.35
7.501 - 8.000	828	104,256,845.62	8.83
8.001 - 8.500	920	110,653,548.86	9.38
8.501 - 9.000	954	114,884,425.21	9.73
9.001 - 9.500	666	72,739,053.85	6.16
9.501 - 10.000	363	38,109,356.42	3.23
10.001 - 10.500	186	17,833,641.48	1.51
10.501 - 11.000	68	6,216,163.65	0.53
11.001 - 11.500	25	2,378,405.17	0.20
11.501 - 12.000	7	444,184.40	0.04

Total:	10,380	1,180,276,162.15	100.00

Initial Periodic Cap

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,116	235,967,273.12	19.99
1.000	97	11,330,909.57	0.96
1.001 - 1.500	412	57,236,240.05	4.85
1.501 - 2.000	1,133	128,798,239.73	10.91
2.001 - 2.500	2	148,991.17	0.01
2.501 - 3.000	5,620	746,794,508.51	63.27

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Subsequent Periodic Cap

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,116	235,967,273.12	19.99
1.000	6,554	845,890,522.43	71.67
1.001 - 1.500	710	98,418,366.60	8.34

Total:	10,380	1,180,276,162.15	100.00

Maximum Rate

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,116	235,967,273.12	19.99
11.501 - 12.000	2	353,763.99	0.03
12.001 - 12.500	107	20,457,498.60	1.73
12.501 - 13.000	366	66,769,926.35	5.66
13.001 - 13.500	502	82,608,087.68	7.00
13.501 - 14.000	1,041	157,269,679.37	13.32
14.001 - 14.500	495	69,974,409.91	5.93
14.501 - 15.000	1,426	181,205,980.66	15.35
15.001 - 15.500	899	106,007,817.54	8.98
15.501 - 16.000	1,090	120,684,809.21	10.23
16.001 - 16.500	479	51,110,729.28	4.33
16.501 - 17.000	425	45,464,822.15	3.85
17.001 - 17.500	193	19,099,355.08	1.62
17.501 - 18.000	133	13,039,299.01	1.10
18.001 - 18.500	55	5,727,471.21	0.49
18.501 - 19.000	38	3,483,038.63	0.30
19.001 - 19.500	9	713,020.79	0.06
19.501 - 20.000	3	279,447.12	0.02
20.001 - 20.500	1	59,732.45	0.01

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Floor

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,116	235,967,273.12	19.99
2.001 - 2.500	1	165,740.16	0.01
4.501 - 5.000	5	639,194.57	0.05
5.001 - 5.500	4	690,992.10	0.06
5.501 - 6.000	30	4,090,132.66	0.35
6.001 - 6.500	177	31,215,152.42	2.64
6.501 - 7.000	512	89,439,263.63	7.58
7.001 - 7.500	681	106,804,776.57	9.05
7.501 - 8.000	1,177	171,614,972.80	14.54
8.001 - 8.500	446	59,787,387.79	5.07
8.501 - 9.000	1,369	168,199,529.57	14.25
9.001 - 9.500	972	112,572,707.96	9.54
9.501 - 10.000	947	104,162,829.23	8.83
10.001 - 10.500	378	39,697,081.34	3.36
10.501 - 11.000	300	30,821,507.84	2.61
11.001 - 11.500	148	13,951,617.34	1.18
11.501 - 12.000	75	6,834,705.56	0.58
12.001 - 12.500	26	2,399,954.22	0.20
12.501 - 13.000	12	927,654.34	0.08
13.001 - 13.500	4	293,688.93	0.02

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Next Rate Adjustment Date

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	3,116	235,967,273.12	19.99
September 2003	52	5,220,358.65	0.44
October 2003	164	18,509,880.47	1.57
November 2003	201	24,166,963.65	2.05
December 2003	187	23,155,600.33	1.96
January 2004	216	27,603,234.76	2.34
February 2004	238	27,959,280.09	2.37
March 2004	207	24,404,466.97	2.07
April 2004	201	26,199,380.51	2.22
May 2004	242	31,011,639.88	2.63
June 2004	238	30,871,857.24	2.62
July 2004	205	25,793,250.07	2.19
August 2004	209	25,204,779.48	2.14
September 2004	154	17,494,803.72	1.48
October 2004	317	40,924,774.82	3.47
November 2004	434	58,425,150.27	4.95
December 2004	557	75,657,028.39	6.41
January 2005	553	77,021,049.47	6.53
February 2005	680	92,265,654.17	7.82
March 2005	702	96,551,253.77	8.18
April 2005	478	63,327,864.17	5.37
May 2005	115	14,119,956.64	1.20
June 2005	51	6,532,774.81	0.55
July 2005	56	6,085,694.80	0.52
August 2005	74	8,441,252.01	0.72
September 2005	48	5,665,727.83	0.48
October 2005	94	13,108,356.15	1.11
November 2005	124	16,556,227.53	1.40
December 2005	128	16,622,200.64	1.41
January 2006	93	12,389,231.78	1.05
February 2006	112	14,961,804.03	1.27
March 2006	90	13,127,667.35	1.11
April 2006	41	4,588,763.65	0.39
May 2006	3	340,960.93	0.03

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 1 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Lien Position

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1st Lien	8,787	1,121,544,437.85	95.02
2nd Lien	1,593	58,731,724.30	4.98

Total:	10,380	1,180,276,162.15	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Summary

Collateral statistics for the fixed, adjustable or declining rate first lien mortgage loans are listed below as of 8/31/03
The sum of the percentages may not add to 100% due to rounding

Total Number of Loans	1,935	Ranges (where applicable )
Total Outstanding Loan Balance	$285,709,990
Fixed/ARMs (% of Total)	24.70% / 75.30%
Balloon (% of Total)	7.63%
Average Loan Current Principal Balance	$147,654	$32,938 - 399,069
WA Coupon	8.78%	6.15% - 13.90%
WA Original Term (mo.)	344	120 - 360
WA Remaining Term (mo.)	332	109 - 357
WA Original LTV	92.35%	30.77% - 100.00%
WA FICO	611
Property Type
Single Family	91.31%
Condo	3.98%
Two- to Four-Family	2.28%
Townhouse	1.36%
Manufactured Housing	1.02%
Row House	0.04%
Occupancy Status
Primary Residence	99.23%
Investor Property	0.77%
Geographic Concentration
Others states individually account for < 5%
CA	22.26%
FL	6.65%
OH	5.91%
IL	5.79%
NC	5.64%
ARM Characteristics
WA Margin	7.05%	4.00% - 11.00%
WA Maximum Rate	14.51%	12.15% - 19.75%
WA Initial Periodic Cap	2.70%	1.00% - 3.00%
WA Subsequent Periodic Cap	1.07%	1.00% - 1.50%
WA Floor	8.15%	5.38% - 13.10%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Rate Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	680	70,558,890.28	24.70
Adjustable Rate	1,255	215,151,099.82	75.30

Total:	1,935	285,709,990.10	100.00

Original Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 50,000	62	2,721,687.23	0.95
50,001 - 100,000	756	56,283,636.19	19.70
100,001 - 150,000	483	59,169,799.32	20.71
150,001 - 200,000	220	37,732,988.18	13.21
200,001 - 250,000	93	20,594,578.74	7.21
250,001 - 300,000	56	15,226,251.58	5.33
300,001 - 350,000	125	41,419,695.91	14.50
350,001 - 400,000	140	52,561,352.95	18.40

Total:	1,935	285,709,990.10	100.00

Current Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
0.01 - 50,000.00	67	2,966,704.98	1.04
50,000.01 - 100,000.00	753	56,238,191.31	19.68
100,000.01 - 150,000.00	487	59,866,936.93	20.95
150,000.01 - 200,000.00	214	36,836,277.70	12.89
200,000.01 - 250,000.00	95	21,092,078.77	7.38
250,000.01 - 300,000.00	55	15,028,741.36	5.26
300,000.01 - 350,000.00	132	43,911,589.89	15.37
350,000.01 - 400,000.00	132	49,769,469.16	17.42

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Interest Rates

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
6.001 - 6.500	21	5,638,612.86	1.97
6.501 - 7.000	82	21,843,212.45	7.65
7.001 - 7.500	73	20,193,270.24	7.07
7.501 - 8.000	68	19,032,499.38	6.66
8.001 - 8.500	779	113,310,829.38	39.66
8.501 - 9.000	108	23,155,952.40	8.10
9.001 - 9.500	19	6,237,443.83	2.18
9.501 - 10.000	199	21,767,837.50	7.62
10.001 - 10.500	167	15,899,971.29	5.57
10.501 - 11.000	179	16,970,926.45	5.94
11.001 - 11.500	92	8,405,904.01	2.94
11.501 - 12.000	94	8,161,872.64	2.86
12.001 - 12.500	33	2,773,919.22	0.97
12.501 - 13.000	16	1,809,856.96	0.63
13.001 - 13.500	4	248,669.96	0.09
13.501 - 14.000	1	259,211.53	0.09

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Original Term to Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 180	266	24,145,249.01	8.45
181 - 240	22	1,751,404.00	0.61
241 - 300	5	388,022.86	0.14
301 - 360	1,642	259,425,314.23	90.80

Total:	1,935	285,709,990.10	100.00

Remaining Term to Stated Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
61 - 120	5	197,892.41	0.07
121 - 180	261	23,947,356.60	8.38
181 - 240	22	1,751,404.00	0.61
241 - 300	5	388,022.86	0.14
301 - 360	1,642	259,425,314.23	90.80

Total:	1,935	285,709,990.10	100.00

Year of Origination

(year)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
2000	119	12,189,875.62	4.27
2001	256	29,118,535.58	10.19
2002	942	147,520,957.47	51.63
2003	618	96,880,621.43	33.91

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Original Loan-to-Value Ratio

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
30.01 - 35.00	3	185,722.26	0.07
35.01 - 40.00	2	125,129.64	0.04
40.01 - 45.00	3	201,484.35	0.07
45.01 - 50.00	6	368,922.61	0.13
50.01 - 55.00	3	274,042.14	0.10
55.01 - 60.00	11	962,449.09	0.34
60.01 - 65.00	11	1,016,249.32	0.36
65.01 - 70.00	34	3,325,640.46	1.16
70.01 - 75.00	69	7,346,335.01	2.57
75.01 - 80.00	249	38,890,905.90	13.61
80.01 - 85.00	148	22,382,549.87	7.83
85.01 - 90.00	290	47,100,448.00	16.49
90.01 - 95.00	123	19,976,122.39	6.99
95.01 - 100.00	983	143,553,989.06	50.24

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

FICO Credit Score(1)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
500 - 524	71	7,989,390.44	2.80
525 - 549	123	12,541,843.20	4.39
550 - 574	143	18,739,575.97	6.56
575 - 599	548	77,342,881.86	27.07
600 - 624	510	75,369,957.78	26.38
625 - 649	303	48,526,491.91	16.98
650 - 674	124	21,123,640.23	7.39
675 - 699	74	15,580,292.66	5.45
700 - 724	29	6,511,849.64	2.28
725 - 749	4	703,940.62	0.25
750 - 774	4	593,216.77	0.21
775 - 799	2	686,909.02	0.24

Total:	1,935	285,709,990.10	100.00

(1)
"FICO Credit Scores" are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers to establish patterns that are believed to be indicative of the borrower's probability of default. The FICO Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan. Furthermore, FICO Credit Scores were not developed especially for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. We cannot assure you that a FICO Credit Score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Occupancy Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Primary Home	1,913	283,522,295.68	99.23
Non-Owner Occupied	22	2,187,694.42	0.77

Total:	1,935	285,709,990.10	100.00

Property Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Single Family	1,734	260,891,946.60	91.31
Condo	78	11,382,523.03	3.98
Two- to Four-Family Home	47	6,525,832.01	2.28
Townhouse	28	3,878,499.15	1.36
Manufactured Housing	47	2,916,224.08	1.02
Rowhouse	1	114,965.23	0.04

Total:	1,935	285,709,990.10	100.00

Documentation Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Full	1,730	245,238,915.88	85.83
Limited	205	40,471,074.22	14.17

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

States

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
California	232	63,602,559.44	22.26
Florida	147	19,002,167.44	6.65
Ohio	150	16,891,110.82	5.91
Illinois	105	16,554,259.09	5.79
North Carolina	132	16,111,282.97	5.64
Virginia	80	12,856,252.68	4.50
Michigan	68	10,883,815.89	3.81
Texas	86	10,026,238.80	3.51
Maryland	48	9,887,278.76	3.46
Arizona	50	7,768,092.60	2.72
Colorado	33	7,196,571.85	2.52
Tennessee	62	6,350,384.29	2.22
South Carolina	66	6,104,955.40	2.14
Pennsylvania	52	6,010,259.10	2.10
New York	40	5,947,669.48	2.08
Indiana	63	5,708,842.85	2.00
Missouri	46	5,403,295.81	1.89
Georgia	46	5,063,376.35	1.77
New Jersey	22	4,814,578.73	1.69
Minnesota	22	3,617,836.56	1.27
Washington	22	3,466,625.49	1.21
Kentucky	35	3,362,448.03	1.18
Wisconsin	29	3,244,432.66	1.14
Mississippi	41	3,183,389.11	1.11
Massachusetts	10	2,919,710.36	1.02
Kansas	26	2,801,595.81	0.98
Alabama	35	2,654,219.53	0.93
Iowa	25	2,518,788.36	0.88
Nevada	15	2,454,125.53	0.86
Utah	13	2,412,334.28	0.84
Connecticut	13	2,375,781.16	0.83
Louisiana	20	2,277,030.12	0.80
Oregon	12	2,230,263.29	0.78
Arkansas	18	2,047,600.30	0.72
Delaware	9	1,557,355.63	0.55
Oklahoma	18	1,410,418.01	0.49
New Mexico	10	1,276,720.75	0.45
Nebraska	13	1,245,262.52	0.44
Continued

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

States (continued)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Idaho	6	700,287.95	0.25
Rhode Island	4	573,565.50	0.20
Maine	5	347,307.35	0.12
New Hampshire	2	305,764.31	0.11
Alaska	1	158,999.25	0.06
South Dakota	1	157,673.31	0.06
Montana	1	124,261.04	0.04
Wyoming	1	103,201.54	0.04

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Gross Margin

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	680	70,558,890.28	24.70
3.501 - 4.000	1	341,276.42	0.12
4.501 - 5.000	9	2,225,266.91	0.78
5.001 - 5.500	132	32,284,251.87	11.30
5.501 - 6.000	145	23,903,057.27	8.37
6.001 - 6.500	70	13,537,261.42	4.74
6.501 - 7.000	130	24,354,269.75	8.52
7.001 - 7.500	198	28,068,251.99	9.82
7.501 - 8.000	298	46,302,996.32	16.21
8.001 - 8.500	223	34,213,306.05	11.97
8.501 - 9.000	24	6,139,068.51	2.15
9.001 - 9.500	8	1,480,542.84	0.52
9.501 - 10.000	6	1,182,325.92	0.41
10.001 - 10.500	2	408,859.49	0.14
10.501 - 11.000	9	710,365.06	0.25

Total:	1,935	285,709,990.10	100.00

Initial Periodic Cap

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	680	70,558,890.28	24.70
1.000	17	3,787,891.00	1.33
1.001 - 1.500	114	19,386,578.63	6.79
1.501 - 2.000	185	28,639,717.80	10.02
2.501 - 3.000	939	163,336,912.39	57.17

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Subsequent Periodic Cap

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	680	70,558,890.28	24.70
1.000	1,094	186,416,259.83	65.25
1.001 - 1.500	161	28,734,839.99	10.06

Total:	1,935	285,709,990.10	100.00

Maximum Rate

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	680	70,558,890.28	24.70
12.001 - 12.500	17	5,077,904.34	1.78
12.501 - 13.000	55	15,250,751.40	5.34
13.001 - 13.500	53	15,376,984.03	5.38
13.501 - 14.000	56	15,234,400.85	5.33
14.001 - 4.500	671	95,677,143.96	33.49
14.501 - 15.000	105	22,837,029.91	7.99
15.001 - 15.500	135	23,671,920.08	8.29
15.501 - 16.000	26	5,435,108.33	1.90
16.001 - 16.500	18	3,455,829.46	1.21
16.501 - 17.000	24	3,029,335.90	1.06
17.001 - 17.500	33	3,456,642.02	1.21
17.501 - 18.000	29	3,566,345.31	1.25
18.001 - 18.500	17	1,521,763.20	0.53
18.501 - 19.000	10	1,031,668.55	0.36
19.001 - 19.500	4	237,324.79	0.08
19.501 - 20.000	2	290,947.69	0.10

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Floor

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	680	70,558,890.28	24.70
5.001 - 5.500	1	75,624.19	0.03
5.501 - 6.000	9	1,613,973.33	0.56
6.001 - 6.500	35	8,978,512.60	3.14
6.501 - 7.000	92	22,643,027.81	7.93
7.001 - 7.500	100	21,723,120.14	7.60
7.501 - 8.000	116	25,297,513.93	8.85
8.001 - 8.500	676	96,947,500.13	33.93
8.501 - 9.000	91	19,002,924.12	6.65
9.001 - 9.500	14	4,652,534.96	1.63
9.501 - 10.000	9	2,226,997.53	0.78
10.001 - 10.500	26	2,949,596.82	1.03
10.501 - 11.000	27	3,330,308.88	1.17
11.001 - 11.500	19	1,753,281.99	0.61
11.501 - 12.000	23	2,472,925.43	0.87
12.001 - 12.500	12	972,827.39	0.34
12.501 - 13.000	4	457,078.48	0.16
13.001 - 13.500	1	53,352.09	0.02

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Next Rate Adjustment Date

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed Rate	680	70,558,890.28	24.70
September 2003	4	375,791.49	0.13
October 2003	21	3,144,724.31	1.10
November 2003	14	1,720,691.04	0.60
December 2003	25	3,874,322.76	1.36
January 2004	18	2,657,703.06	0.93
February 2004	29	3,444,280.11	1.21
March 2004	23	4,212,234.57	1.47
April 2004	5	1,800,855.02	0.63
May 2004	6	2,153,396.71	0.75
June 2004	7	1,985,653.89	0.69
July 2004	13	2,545,937.92	0.89
August 2004	26	3,543,642.28	1.24
September 2004	27	4,065,551.38	1.42
October 2004	68	10,300,802.50	3.61
November 2004	94	15,817,395.28	5.54
December 2004	140	27,109,837.83	9.49
January 2005	128	21,844,444.85	7.65
February 2005	149	26,862,309.41	9.40
March 2005	148	23,952,919.38	8.38
April 2005	85	14,510,725.03	5.08
May 2005	33	5,464,588.15	1.91
July 2005	5	602,749.74	0.21
August 2005	6	899,900.01	0.31
September 2005	1	75,447.59	0.03
October 2005	17	2,624,796.25	0.92
November 2005	37	6,902,920.12	2.42
December 2005	38	7,121,674.81	2.49
January 2006	24	3,453,530.67	1.21
February 2006	30	5,469,595.72	1.91
March 2006	20	4,357,895.16	1.53
April 2006	10	1,664,373.36	0.58
May 2006	4	590,409.42	0.21

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Group 2 Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Lien Position

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1st Lien	1,935	285,709,990.10	100.00

Total:	1,935	285,709,990.10	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

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  Exhibit 99.1
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